SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                    EVERGREEN CONNECTICUT MUNICIPAL BOND FUND
                    EVERGREEN NEW JERSEY TAX FREE INCOME FUND
                      EVERGREEN PENNSYLVANIA TAX FREE FUND
                                  (THE "FUNDS")


         Effective November 23, 1998, the section of prospectus of the Funds entitled "Portfolio Managers" under "Service Providers" is hereby supplemented to reflect the following change:

         Joseph R. Baxter has been the portfolio manager of the Funds since November, 1998. Mr. Baxter has 14 years of institutional investment experience. Since joining First Union National Bank ("FUNB") in April, 1998, Mr. Baxter has been Vice President and Portfolio Manager. Prior to joining FUNB, Mr. Baxter was Head of the Tax-Advantaged Unit at CoreStates Investment Advisers from 1990 to 1998 and Vice President from 1994 to 1998.






November 23, 1998